SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant To Section 14(A) Of
               The Securities Exchange Act Of 1934


Filed by the Registrant /x/
Filed by a Party other than the Registrant: / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to <section> 240.14a-11(c) or
    <section> 240.14a-12


                       SPENCER'S RESTAURANTS, INC.
            (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(l)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          -----------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------

     5)   Total fee paid:

          -----------------------------------------------------------------

/ / Fee paid previously by written preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
                                ------------------------------------------
     2) Form Schedule or Registration Statement No.
                                                   -----------------------
     3) Filing Party:
                      ----------------------------------------------------
     4) Date Filed:
                    ------------------------------------------------------

                        Spencer's Restaurants, Inc.
                             106 Federal Road
                             Danbury, CT 06810


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FEBRUARY 9, 2000


We will hold the 2000 annual meeting of stockholders of Spencer's Restaurants, Inc. (the "Company") at the Hartford Marriott Hotel/Farmington, 15 Farm Springs Road, Farmington, Connecticut, on February 9, 2000, at 1:00 p.m., local time, for the following purposes:

     1. To elect the Company's directors;

     2. To approve the 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan; and

     3. To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.

Your Board of Directors has fixed the close of business on December 15, 1999 as the record date for the meeting. Only stockholders of record at the close of business at this time are entitled to notice of and to vote at the meeting or any adjournments, postponements or continuations of the meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Hartford Marriott Hotel/Farmington for at least ten (10) days before the meeting and also at the meeting.

All stockholders are invited to attend the meeting. To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting. No postage is required if you mail it in the United States. In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

Dated:  January 21, 2000.


                                         By Order of the Board of Directors




                                         Kenneth Berry
                                         President, Chief Executive Officer
                                         and Director

                         Spencer's Restaurants, Inc.
                             106 Federal Road
                             Danbury, CT 06810


                              PROXY STATEMENT


          This proxy statement is furnished to you in connection with the solicitation of proxies by your Board of Directors to be used at the 2000 annual meeting of stockholders of Spencer's Restaurants, Inc., a Delaware corporation.

Date, Time and Place of Meeting

We will hold the 2000 annual meeting of stockholders on February 9, 2000 at 1:00 p.m., local time, or at any adjournment or postponement thereof, at the Hartford Marriott Hotel/Farmington, 15 Farm Springs Road, Farmington, Connecticut, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Matters to be Considered at the Meeting

At the meeting, we will ask our stockholders to consider and vote upon the election of directors and to approve the 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan.

The stockholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.

Vote Required

A plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote will elect directors, provided that a majority of the outstanding shares of the Company's common stock (the "Common Stock") are represented at the meeting. This means that the directors receiving the greatest number of votes cast will be elected. With regard to the election of directors, you may vote in favor of or withhold your vote from each nominee; and votes that are withheld will be excluded entirely from the vote and will have no effect. There is no cumulative voting with respect to the election of directors.

With respect to the approval of the proposed 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan, a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote for the proposal is required for approval, provided that a majority of the outstanding shares of the Company's Common Stock are represented at the meeting.

Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director. Abstentions and broker non-votes will also not count against the proposal to elect directors.

Voting of Proxies

Shares of the Common Stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the stockholders on the proxies. If no specification is made, shares represented by these proxies will be voted in favor of the election of directors and in favor of the 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan as recommended by your Board of Directors.

If any other matters properly come before the meeting for consideration, the person or persons named in the form of proxy enclosed herewith and acting thereunder will have discretion to vote on the matters in accordance with their best judgment, unless the proxy indicates otherwise. We have no knowledge of any matters to be presented at the meeting other than those matters referred to and described in this proxy statement.

Revocability of Proxies

If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways. First, you can send written notice stating that you would like to revoke your proxy to our Secretary at the address given below. Second, you can complete a new proxy card and send it to our Secretary at the address given below. Third, you can attend the meeting and vote in person. You should send any written notice or new proxy card to:

                             Stephan A. Stein
                                 Secretary
                        Spencer's Restaurants, Inc.
                             106 Federal Road
                             Danbury, CT 06810


You may request a new proxy card by calling Stephan A. Stein at (203)  798-
1390.

Record Date; Stockholders Entitled to Vote; Quorum

Only stockholders of record at the close of business on December 15, 1999 will be entitled to receive notice of and to vote at the meeting. As of the record date, 31,643,126 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on each matter on which the holders of common stock are entitled to vote. A majority of the outstanding shares of Common Stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.

Solicitation of Proxies

Your Board of Directors is soliciting proxies, the form of which is enclosed, for the meeting. The cost of this solicitation will be borne by us. Our officers, directors and regular employees may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies. We and our authorized agents will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material. This proxy statement is being mailed on or about January 21, 2000.


                  PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees for Directors

The Certificate of Incorporation of the Company provides for a Board of Directors which is divided into three classes, with a different class elected each year for a three-year term to hold office until the end of such term and until successors have been elected. In accordance with our bylaws, the Board of Directors has fixed the number of directors at three, one of whom will be in the class whose term will expire in 2001, one whose term will expire in 2002 and one whose term will expire in 2003. In the course of the Company's recent management changes, the Company did not observe the precise procedures that would enable the Company to determine which current director belongs in each of the three classes of directors. As a result, the Board is recommending that all of the three current directors stand for election at this meeting, to be elected to respective terms of one, two and three years. Directors chosen after the end of those respective one, two and three-year terms will be elected for three-year terms. The Board is recommending that the nominees listed in the chart below be elected to serve as directors for the term set forth next to that person's name.

The  election of directors is decided by a plurality of the votes  cast  by the shares entitled to vote in the election. In the absence of instructions to the contrary, the persons named in the proxy intend to vote the proxies for the election as directors of the persons nominated below. Although the Board of Directors has no reason to believe that any of the nominees set forth below will not serve, in the event that vacancies occur, the proxies will be voted for the election of the nominees, if any, the Board of Directors or a duly authorized committee of it may designate.



                                 NOMINEES
--------------------------------------------------------------------------------
Names,        Principal      Director  Number of Shares of     Percent  Proposed
Position      Occupation     Since     Common Stock Owned      of       Term
with          for Past                 Beneficially, Directly  Class**
Company and   Five                     or Indirectly, on
Age           Years/Other              December 15, 1999 *
(as of        Directorships
December
15, 1999)
--------------------------------------------------------------------------------
Kenneth       Briad Group,   1999         30,000,000 (1)
Berry         Director of                                      25.3%     3 years
President,    Operations
CEO and       (1997-1999)
Director,     Kerry
46            Organization,
              Principal
              (1989-1996)

Nicolo        Ottomanelli    1998          5,415,749 (2)       18.1%     1 year
Ottomanelli   Bros., Member
Senior Vice
President
and
Director,
57

Stephan A.    Commonwealth   1996          6,151,224 (3)       18.1      2 years
Stein         Associates,
Consultant,   Managing
Secretary     Director
and           Corporate
Director,     Finance
47



* The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

** In computing the "Percentage of Class" figures as to each person, there is added to the numerator and denominator, for such person, the number of shares of Common Stock such person could acquire within 60 days by the conversion of a convertible security owned by such person or the exercise of an option or warrant held by such person. This presentation maximizes the percentage of each person, since it assumes that no other holder of rights to convert or purchase preferred stock or warrants or notes is then exercising the same, and often results in a combined listing percentage of ownership that exceeds 100%.

(1) Includes warrants to purchase 30,000,000 shares of Common Stock at an exercise price of $.05.

(2) Does not include any shares beneficially owed by Mr. J. Ottomanelli, Mr. Nicolo Ottomanelli's brother, of which Mr. Nicolo Ottomanelli disclaims beneficial ownership.

(3) Includes warrants to purchase 3,920,548 shares of Common Stock at an exercise price of $.05 per share.

            PROPOSAL NO. 2 - APPROVAL OF 1999 STOCK OPTION PLAN


                The Board of Directors has adopted, subject to stockholder approval and ratification, the Company's 1999 Stock Option Plan (the "Plan"). The summary of the Plan set forth below is qualified in its entirety by the full text of the Plan set forth in Exhibit A attached hereto.

                Material Terms of the 1999 Stock Option Plan


Purpose: The Plan is intended to provide Stock Options ("Options") and Stock Appreciation Rights ("SARs") to induce officers and other employees to remain in the employ of the Company or its subsidiaries and to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors believes that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.


Stock Subject   The total number of shares of the Company's Common Stock
to the Plan:    available for awards under the Plan will be up to
                25,000,000 shares of the Company's Common Stock. This number will be subject to adjustment in the event of a stock dividend, stock split or similar change in outstanding shares. In addition, any outstanding Option under the Plan that for any reason expires or is terminated will be available for subsequent grants of Options and SARs under the Plan.


Eligibility:    The Company may grant Options or SARs to officers and other employees of the Company and its subsidiaries, including the named executive officers (the "Participants"). In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Administrators of the Plan shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Administrators shall deem relevant to accomplish the purpose of the Plan. A director of the Company or of a subsidiary who is not also an employee of the Company or of a subsidiary will not be eligible to receive any Option or SAR under the Plan, but will be eligible to participate in the Directors' Plan, as discussed below.


Administration: The Plan will be administered by the Board of Directors, the Stock Option and Compensation Committee of the Board of Directors or such other Committee of directors as the Board may establish or designate (each, the "Committee"). The Committee will have complete authority to establish rules and regulations for the administration of the Plan and to determine the individuals to whom, and the time or times at which, Options or SARs shall be granted, the types of Options, the Option Periods, limitations on exercise and the number of shares to be subject to each Option. The Committee will also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option agreements and to make all other determinations necessary or advisable for the administration of the Plan.

Options: Some Options issued under the Plan are intended to be Incentive Stock Options ("ISOs") within the meaning of
                Section 422 of the Internal Revenue Code and the remainder of the Options issued pursuant to the Plan will constitute nonqualified Options.

Option Price:   The per share Option price will be determined by the
                Committee and shall be an amount not less than 100% of the fair market value of the stock on the date the Option is granted. The consideration received by the Company for the award of any Option shall be in cash or in the Company's
                Common Stock having a fair market value equal to the Option price for the shares being purchased. In the case of an ISO granted to a holder of 10% or more of the Company's
                Common Stock at the date of grant, the Option price shall be not less than 110% of the fair market value at the date of grant.

Option Period:  The Committee will determine the term of each Option.
                However, the term of an ISO may not exceed a period of ten
                (10) years from the date of its grant. In the case of an ISO granted to a 10% stockholder, the exercise period may not exceed a period of five (5) years from the date of grant. Unless the Option expires earlier under the terms of the Participant's Option Agreement, Options may be exercised no later than one (1) year after termination of employment by reason of death, retirement or disability. If employment terminates for other reasons, Options may be exercised within three (3) months after termination. However, if employment terminates because of embezzlement from the Company or conviction of a felony, Options will terminate immediately upon termination of employment.

Exercise of     Options shall be exercisable over the exercise period at
Options:        the times and upon the conditions that the Committee may
                determine, and the Committee may accelerate the exercisability of any outstanding Option as the Committee deems appropriate. Payment of the Option price may be made in cash or by delivery of shares of Common Stock equivalent in fair market value, or partly in cash and partly in shares of Common Stock.

Withholding:    If the Committee requires, as a condition to exercise of
                any Option or SAR, a Participant must satisfy the Company's withholding tax requirements by permitting the Company to withhold shares of Common Stock otherwise issuable under the Option, or by delivering to the Company cash payment or shares of Common Stock having a fair market value on the date income is recognized on the exercise of an Option, equal to the minimum amount required to be withheld for federal, state or local taxes.

Maximum Value   The aggregate fair market value of the stock for which an
of ISOs:        ISO is exercisable for the first time by a Participant
                during any calendar year under the Plan or any other plan of the Company or any subsidiary may not exceed $100,000.
                To the extent the fair market value of the shares of Common
                Stock attributable to ISOs first exercisable in any calendar year exceeds $100,000, the excess portion of the ISO will be treated as nonqualified Options.

SARs: The Company may grant SARs separate from any Option granted under the Plan to any Participant. SARs entitle the Participant to receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the per share grant price multiplied by the number of shares in respect of which the SARs have been exercised.

Termination and The Plan will terminate on April 18, 2009.  The Board of
Amendment:      Directors may amend or terminate the Plan earlier, but the
                Company's shareholders must approve any modifications for which shareholder approval is required by applicable law.

Transferability A Participant may not transfer an Option or SAR during his of Options and or her lifetime other than by will or by the laws of
SARs: descent or distribution. Options may be exercised, during the lifetime of the Participant, only by the Participant or by his guardian or legal representative.

Change of       The Options and SARs will become immediately exercisable in
Control:        the event of certain changes of control of the Company.
                The Committee shall cancel all outstanding Options upon such a change of control, and the Participant shall receive in lieu thereof cash in the amount by which the value per share on the date of such change in control exceeds the Option price per share.




             Federal Income Tax Consequences

             The Federal income tax consequences described in this section are based on laws and regulations in effect on the date of this proxy statement and future changes in those laws and regulations may affect the tax consequences described below. No discussion of state income tax treatment has been included.


Incentive    Options granted under the Plan which constitute ISOs will, in
Stock        general, be subject to the following Federal income tax
Options:     treatment.

          -- The grant of an ISO does not give rise to any income tax consequences to either the Company or the Participant.

          -- No deduction is allowed to the Company on a Participant's exercise of an ISO.

          -- A Participant's exercise of an ISO does not result in ordinary income to the Participant for regular tax purposes, but may result in the imposition of or an increase in alternative minimum tax. If shares acquired upon exercise of an ISO are not disposed of within the same taxable year of the ISO exercise, the excess of the fair market value of the shares at the time the ISO is exercised over the Option exercise price is included in the Participant's computation of alternative minimum taxable income in the year of exercise.

          -- If shares acquired upon the exercise of an ISO are disposed of within two years of the date of the Option grant, or within one year of the date of the Option exercise, the Participant will recognize ordinary taxable income at the time of the disposition to the extent that the fair market value of the shares at the time of exercise exceeds the Option price, but not in an amount greater than the excess, if any, of the amount realized on the disposition over the Option price. Capital gain (long-term or short-term depending upon the holding period) is recognized by the Participant at the time of such a disposition to the extent that the amount of proceeds from the sale exceeds the fair market value at the time of the exercise of the ISO. Capital loss (long-term or short-term depending upon the holding period) is recognized by the Participant at the time of such a disposition to the extent that the fair market value at the time of the exercise of the ISO exceeds the amount of proceeds from the sale. The Company is entitled to a deduction in the taxable year in which the disposition is made in an amount equal to the amount of ordinary income recognized by the Participant.

          -- If shares acquired upon the exercise of an ISO are disposed of after the later of two years from the date of the Option grant or one year from the date of the Option exercise in a taxable transaction, the Participant recognizes long-term capital gain or loss at the time of the disposition in an amount equal to the difference between the amount realized by the Participant on the disposition and the Participant's basis in the shares. The Company will not be entitled to any income tax deduction with respect to the ISO.

Nonqualified Options granted under the Plan which do not qualify as ISOs
Stock        will, in general, be subject to the following Federal income
Options:     tax treatment:

          -- The grant of a nonqualified option does not give rise to any income tax consequences to either the Company or the Participant, unless the option is actively traded on an established market.

          -- The exercise of a nonqualified option generally results in ordinary taxable income to the Participant in the amount equal to the excess of the fair market value of the shares at the time of exercise over the Option price. A deduction from taxable income is allowed to the Company in an amount equal to the amount of ordinary income recognized by the Participant.

          -- Upon a subsequent taxable disposition of shares, a Participant recognizes short-term or long-term capital gain (or loss) depending on the holding period, equal to the difference between the amount received and the tax basis of the shares, usually the fair market value at the time of exercise.

Stock
Appreciation Any SAR granted under the Plan, will in general, be subject to
Rights:      the following Federal income tax treatment:


          -- The grant of an SAR does not give rise to any income tax consequences to either the Company or the Participant.

          -- Upon the exercise of an SAR, the Participant recognizes ordinary income equal to the amount of any cash plus the fair market value of any shares of Common Stock received. The Company is generally allowed a deduction in an amount equal to the ordinary income recognized by the Participant.

             Other Disclosures

Market    The average of the closing bid and asked prices for the Company's
Price of  Common Stock, which determines the fair market value of the Common
Common    Stock under the Plan, was approximately $0.11 per share as of
Stock:    January 3, 2000.

Required  The affirmative vote of a majority of the votes cast on the
Vote: proposal by shareholders of the Company's Common Stock is required for approval and ratification of the Plan, provided that a majority of the outstanding shares of the Company's Common Stock are voted on the proposal. Assuming such provision is met, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact on the vote. Proxies solicited by the Board of Directors will be voted "FOR" approval and ratification of the proposed 1999 Stock Option Plan unless a shareholder specified otherwise.

          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE 1999 STOCK OPTION PLAN.

                          PROPOSAL NO. 3 - APPROVAL OF
                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                The Board of Directors has adopted, subject to stockholder approval and ratification, the Company's 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The summary of the Directors' Plan set forth below is qualified in its entirety by the full text of the Directors' Plan set forth in Exhibit B attached hereto.

           Material Terms of the 1999 Non-Employee Directors' Stock Option
           Plan

Purpose: The Directors' Plan is intended to provide Stock Options ("Options") to create a long-term mutuality of interest between the Company's non-employee directors and the Company's stockholders, to induce non-employee directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as directors of the Company.

Stock Subject   The total number of shares of the Company's Common Stock
to the          available for awards under the Directors' Plan will be up
Directors'      to 5,000,000 shares of the Company's Common Stock.  This
Plan:           number will be subject to adjustment in the event of a
                stock dividend, stock split or similar change in outstanding shares. In addition, any outstanding Option under the Directors' Plan that for any reason expires or is terminated will be available for subsequent grants of Options and Rights under the Directors' Plan.

Eligibility:    The Company shall, on the third business day following each annual meeting of the Company's stockholders, grant an Option to each of the Company's directors who is not then an employee of the Company or a subsidiary, to purchase
                2,500 shares of the Company's Common Stock. A director of the Company who also is an employee of the Company or of a subsidiary will not be eligible to receive any Option under the Directors' Plan, but will be eligible to participate in the Company's 1999 Stock Option Plan, as discussed above.

Administration: The Directors' Plan will be administered by a Committee of the Board of Directors consisting of not less than two members of the Board (the "Committee"). The Committee will have complete authority to establish rules and regulations for the administration of the Directors' Plan and to determine questions of interpretation and application of the Directors' Plan. The Committee shall have no discretion with regard to the directors to whom, and the time or times at which, Options shall be granted, the types of Options, the Option Periods, the exercise price, limitations on exercise and the number of shares to be subject to each Option. Such matters shall be only as provided in the Directors' Plan.

Options: All Options issued under the Directors' Plan are intended to be nonqualified Options, not intended to qualify under Sections 422 or 423 of the Internal Revenue Code.

Option Price:   The per share Option price shall be an amount equal to 100%
                of the fair market value of the stock on the date the Option is granted. The consideration received by the Company for the award of any Option shall be in cash or in the Company's Common Stock having a fair market value equal to the Option price for the shares being purchased.

Option Period:  Each Option granted under the Directors' Plan shall be exercisable for a period of ten (10) years from the date of its grant. Unless the Option expires earlier, the Option will terminate within three (3) years from the date of a director's removal for any reason other than death, resignation or removal for cause. Unless the Option expires earlier, the Option may be exercised no later than one (1) year after the death of the director. Unless the Option expires earlier, the Option may be exercised no later than three (3) months after resignation or removal from office for cause.


Exercise of     No Option shall be exercisable during the first six (6)
Options:        months after the date of grant except in the case of death of a director or certain changes of control of the Company.
                Payment of the Option price may be made in cash or by delivery of shares of Common Stock equivalent in fair market value, or partly in cash and partly in shares of Common Stock.

Termination and The Board of Directors may amend or terminate the
Amendment:      Directors' Plan at any time, but the consent of the
                directors holding Options under the Directors' Plan is required for any amendment or termination that would adversely affect outstanding Options. The Company's shareholders must approve any modifications for which shareholder approval is required by applicable law. The
                Board may amend the Directors' Plan to qualify for the exemption under Section 16(b) under the Securities Exchange
                Act of 1934 without shareholder approval, unless such exemption requires shareholder approval.

Transferability A Participant may not transfer an Option during his or her
of Options:     lifetime other than by will or by the laws of descent or
                distribution. Options may be exercised, during the lifetime of the Participant, only by the Participant or by his guardian or legal representative.

Change of       The Options will become immediately exercisable in the
Control:        event of certain changes of control of the Company.


             Federal Income Tax Consequences

             The Federal income tax consequences described in this section are based on laws and regulations in effect on the date of this proxy statement and future changes in those laws and regulations may affect the tax consequences described below. No discussion of state income tax treatment has been included.



Nonqualified Options granted under the Directors' Plan do not qualify as
Stock        incentive stock options and will, in general, be subject to
Options:     the following Federal income tax treatment:
          -- The grant of a nonqualified option  does not give rise to any income tax consequences to either the Company or the director receiving the nonqualified option, unless the option is actively traded on an established market.

          -- The exercise of a nonqualified option generally results in ordinary taxable income to the director receiving the nonqualified option in the amount equal to the excess of the fair market value of the shares at the time of exercise over the Option price. A deduction from taxable income is allowed to the Company in an amount equal to the amount of ordinary income recognized by the director.

          -- Upon a subsequent taxable disposition of shares, a director recognizes short-term or long-term capital gain (or loss) depending on the holding period, equal to the difference between the amount received and the tax basis of the shares, usually the fair market value at the time of exercise.



                              Other Disclosures

Market    The average of the closing bid and asked prices for the Company's
Price of  Common Stock, which determines the fair market value of the Common
Common    Stock under the Directors' Plan, was approximately $0.11 per share
Stock:    as of January 3, 2000.

Required  The affirmative vote of a majority of the votes cast on the
Vote: proposal by shareholders of the Company's Common Stock is required for approval and ratification of the Directors' Plan, provided that a majority of the outstanding shares of the Company's Common Stock are voted on the proposal. Assuming such proviso is met, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact on the vote. Proxies solicited by the Board of Directors will be voted "FOR" approval and ratification of the 1999 Non-Employee Directors' Stock Option Plan unless a shareholder specified otherwise.



           PROJECTED BENEFITS UNDER THE DIRECTORS' PLAN FOR 2000

-----------------------------------------------------------------------------
Name                Number of Options          Dollar Value (approximate)
-----------------------------------------------------------------------------
Stephan A. Stein        2,500                       $275


 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                              AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of Common Stock as of December 15, 1999, based on information obtained from the persons named below, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company, and (iii) all officers and directors of the Company as a group:


----------------------------------------------------------------------------
Name and Address of                        Amount and        Percentage****
Beneficial Owner**                         Nature of         of Class
                                           Beneficial
                                           Ownership***
----------------------------------------------------------------------------
Kenneth Berry                              30,000,000(1)       25.3%

Nicolo Ottomanelli                          5,415,749(2)       18.1%

Joseph Ottomanelli*****                     4,271,029(3)       14.3%

Stephan A. Stein                            6,151,224(4)       18.1%

Frank T. Ferro*****                             (5)             *

Shelly Frank*****                          45,000,000(6)       60.0%
16 Arrowhead Way
Weston, CT  06883

Andrew Silverman*****                       2,000,000           6.7%

A.G. (Sandy) Rappaport*****                 1,500,000(7)        4.8%
c/o Wellington Realty Advisors
11015 North Dale Mabry Highway
Tampa, FL  33618

Commonwealth Associates                    15,650,000(8)       37.3%
830 Third Avenue
New York, New York 10022

Guy Snowden*****                            2,254,126(9)        7.5%
4080 Ibis Point Circle
Boca Raton, FL 33431
-------------------------------
All Directors and Officers                 66,566,973          73.6%
as group (5 Persons)


    * Less than 1% of outstanding shares of Common Stock.

   ** Unless otherwise indicated, the beneficial owner's address is the principal office of the Company.

  *** The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly,they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

 **** In computing the "Percentage of Class" figures as to each person, there is added to the numerator and denominator, for such person, the number of shares of Common Stock such person could acquire within 60 days by the conversion of a convertible security owned by such person or the exercise of an option or warrant held by such person. This presentation maximizes the percentage of each person, since it assumes that no other holder of rights to convert or purchase preferred stock or warrants or notes is then exercising the same, and often results in a combined listing percentage of ownership that exceeds 100%.

***** Not a director at December 15, 1999.

     (1) Includes warrants to purchase 30,000,000 shares of Common Stock at an exercise price of $.05.

     (2) Does not include any shares beneficially owed by Mr. Joseph Ottomanelli, Mr. Nicolo Ottomanelli's brother, of which Mr. Nicolo Ottomanelli disclaims beneficial ownership.

     (3) Does not include any shares beneficially owned by Mr. Nicolo
         Ottomanelli,   Mr.  Joseph  Ottomanelli's  brother,  of  which  Mr.
         Joseph Ottomanelli disclaims beneficial ownership.

     (4) Includes warrants to purchase 3,920,548 shares of Common Stock at an exercise price of $.05 per share.

     (5) Does not include warrants to purchase up to 700,000 shares of Common Stock at an exercise price of $.05, exercisable annually in one-third increments beginning after year one of his employment by the Company.

     (6) Includes warrants to acquire 45,000,000 shares of common stock at $.05 per share.

     (7) Includes warrants granted in conjunction with Mr. Rappaport's consulting agreement. See "Agreements of New Management."

     (8) Includes warrants to purchase 12,000,000 shares of Common Stock at an exercise price of $.05.

     (9) Does not include 54,126 shares of Common Stock owned by Mr. Snowden's spouse, of which Mr. Snowden disclaims any beneficial ownership. Does not include 3,000 shares of Preferred B Shares owned by Mr. Snowden.

                          EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid by the Company, as well as any other compensation paid to or earned by the President of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the three most recent fiscal years ended June 30, 1999:

Summary Compensation Table

------------------------------------------------------------------------------
Name of Individual        Year   Salary   Bonus       Stock    Long-Term
and Principal Position                            Compensation Compensation
------------------------------------------------------------------------------

Kenneth Berry,            1999   $ 29,535  $30,000          ---          ---
 President                1998*  $    ---      ---          ---          ---
                          1997*  $    ---      ---          ---          ---

Nicolo Ottomanelli,       1999   $119,992      ---  $    75,236          ---
 Senior Vice President    1998   $ 69,230      ---          ---          ---
                          1997** $    ---      ---          ---          ---
Stephan A. Stein,
 Secretary
                          1999   $ 90,550      ---  $   114,867          ---
                          1998   $ 53,519      ---          ---          ---
                          1997   $ 86,250      ---          ---          ---

_________________
* Mr. Berry was not employed by the Company in fiscal years 1998 and 1997. **Mr. Ottomanelli was not employed by the Company in fiscal year 1997

Executive Compensation

The following table sets forth information with respect to the compensation of the Company's officers for the fiscal year ended June 30, 1999:

Name                           Compensation

Kenneth Berry (1)              $  59,535
Nicolo Ottomanelli (2)         $ 195,238
Stephan A. Stein (3)           $ 205,417
Frank Ferro (4)                $  12,633
Louis Malikow(5)               $  56,500

1. Kenneth Berry is being compensated under a three year employment agreement which commenced March 31, 1999, providing for payments of $3,958.33 twice monthly. In addition, a signing bonus of $30,000 was provided as part of his compensation package.
See "Agreements with New Management" below.

2. Nicolo Ottomanelli was compensated under an employment agreement entered into in March 1998 and terminating in 2002 pursuant to which he was to receive a salary of $150,000 per annum. The Company and Nicolo Ottomanelli amended his employment agreement effective February 1999 to reduce the fixed compensation to $85,000, to make him a participant in the Company's incentive bonus program and to provide a payment of $25,000 in early 1999. Mr. Ottomanelli received payments of $119,992 during fiscal 1999 for current and deferred salary. The Company also issued 1,504,720 shares of common stock with a value of $75,236 to satisfy other deferred salary not compensated for in cash.

3. A corporation wholly owned by Mr. Stein, SAS Ventures, Inc. entered into a 1996 consulting agreement with the Company under which it is to provide his services to the Corporation. The agreement was amended in March 1997 and May 1998 and expires in 2001. The consulting fee under the agreement is $6,250 per month. In addition, Mr. Stein was granted the common stock and warrants described in "Security Ownership of Certain Beneficial Owners and Management". Mr. Stein received approximately $90,550 in cash payments for the current and deferred portion of his consulting contract. The Company issued 500,000 shares of common stock with a value of $25,000 to Mr. Stein for services rendered. Mr. Stein also received approximately 1,664,000 shares of common stock with a value of $83,200 to compensate him for his deferred portion of consulting fees not paid in cash. The Company issued warrants in the amount of $6,667 as part of his consulting agreement.

4. Frank Ferro was being paid under a three year employment agreement which called for an annual salary of $52,000 payable for year one. Mr. Ferro's employment contract was terminated as of December 15, 1999, and he was issued warrants as part of that settlement to purchase 1,000,000 shares of the Company's Common Stock at $.05 per share. See "Agreements with New Management" below.

5. Mr. Malikow, a Director since 1995, acted as Co-CEO with Mr. Stein during the 1997 Cost Reduction Plan period authorized by the Board of Directors and received cash and warrants in consideration of services provided. Mr. Malikow resigned his position with the Company effective February 17, 1999. Mr. Malikow received 880,000 shares of common stock with a value of $44,000 and $12,500 in cash.


                    WARRANT GRANTS IN FISCAL YEAR 1999

                                               INDIVIDUAL GRANTS

                                   % of
                                   Total
                                  Warrants  Exercise
         Warrants                 Granted     or
 NAME     GRANTED                    to     Exercise                 Potential Realizable
                                 Employees     or                  Value at Assumed Annual
                                     in       Base                   Rates of Stock Price
                    Warrants       FISCAL     Price    Expiration      Appreciation for
   Name             Granted         1999*   ($/Share)     Date         Full Option Term
-------------    ------------    ---------  ---------  ----------  -----------------------
Kenneth Berry     30,000,000        97.7%      .05      2/16/06    $2,955,000 / $4,110,000

Frank Ferro          700,000(1)      2.3%       .05      2/16/06   $   68,950 / $   95,900

Shelley Frank     45,000,000         ----       .05      2/16/06   $4,432,500 / $6,165,000

Stephan A. Stein   3,920,548         ----       .05      2/16/06   $  386,174 / $  537,115


     (1) When Mr. Ferro's employment contract was terminated in fiscal year 2000, his 700,000 warrants were terminated and replaced with 1,000,000 new warrants as part of that settlement, which new warrants have an exercise price of $.05 and expire on December 31, 2005.

     * Does not include Mr. Frank's and Mr. Stein's warrants because of their current status as non-employee consultants.

                   WARRANT EXERCISES IN FISCAL YEAR 1999

     No warrants, stock options or stock appreciation rights were exercised in Fiscal Year 1999.

Agreements with New Management

In fiscal 1999, the Company entered into a three-year advisory service agreement, as revised, with Mr. Shelly Frank. Mr. Frank's agreement does not obligate him to also serve as a director or Chairman of the Board of Directors until the Company obtains at least $10 million of officer/director liability insurance and certain other conditions are satisfied. Mr. Frank's agreement is terminable by Mr. Frank without recourse by the Company. Mr. Frank will receive no regular compensation but will be entitled to participate in the Company's performance bonus plan. Mr. Frank may receive consulting compensation prior to commencing as Chairman of the Board of Directors. In addition, Mr. Frank was granted the warrants described in "Security Ownership of Certain Beneficial Owners and Management".

In fiscal 1999, the Company entered into a three-year employment agreement, as revised, with Kenneth Berry which commenced on March 31, 1999, providing for fixed compensation of $95,000 a year, a signing bonus of $30,000, participation in the Company's performance bonus plan, and receipt of $250,000 of term life insurance coverage. In addition, Mr. Berry was granted the warrants described in "Security Ownership of Certain Beneficial Owners and Management".

In fiscal 1999, the Company entered into a three year employment agreement, as revised, with Frank T. Ferro providing for fixed compensation of $52,000 in year one, with a time allowance in year one to complete certain projects, and commercially standard compensation for full time services to be determined for years two and three. Mr. Ferro also had been granted options to purchase Common Stock that never vested because Mr. Ferro's employment contract was terminated as of December 15, 1999. Mr. Ferro was issued warrants as part of that settlement to purchase 1,000,000 shares of the Company's Common Stock at $.05 per share.

In fiscal 1999, the Company entered into a three year advisory service agreement with A. G. (Sandy) Rappaport providing for certain consultative services on an as-needed basis and providing for compensation of $12,000 per year plus the warrants described in "Security Ownership of Certain Beneficial Owners and Management".

The performance bonus plan for senior management creates a bonus pool based on the yearly targeted number of restaurant openings, the aggregate revenues and pre-tax (and pre-bonus) income of the Company. The plan initially has a five year term. The pool, if created, would be allocated by the Chairman of the Board, currently anticipated to be Shelly Frank, including to himself. It is anticipated that the bonus pool could vary from a maximum of approximately $100,000 in the first year to $1,000,000 (or more) in the fifth year, based on meeting or exceeding targeted goals. There can be no assurance as to the size of the bonus pool, if any, during any year of operations.

Stock Option Plans

1994 Employees Stock Option Plan

In December 1994, the Company adopted the 1994 Employees Stock Option Plan (the "Employees Plan"), which provides for the issuance of incentive stock options (ISO's) and non-qualified options (Non-ISO's) to officers and key employees. Up to 1,000,000 shares of the Company's common stock have been reserved for issuance under the Plan. The Plan is currently administered by the Board of Directors of the Company. The term of the options is generally for a period of 5 years. The exercise price for non-qualified options outstanding under the Employees Plan can be no less than 100% of the fair market value, as defined, of the Company's common stock at the date of the grant. For ISO's the exercise price can be generally no less than the fair market value of the Company's common stock at the date of the grant, with the exception of any employee who prior to the granting of the option, is a 10% or greater stockholder as defined, for which the exercise price can be no less than 110% of the fair market value of the Company's common stock at the date of grant. There are presently approximately 1,000,000 shares available for option under the Employees Plan. The Company anticipates terminating this plan during fiscal 2000.
1994 Director Plan

In December 1994, the Company adopted the non-Executive Director Stock Option Plan (the "Director Plan"), which provides for the issuance of non-ISO's to non-executive directors, as defined, and members of any advisory board established by the Company who are not full-time employees of the Company. The Company has reserved 500,000 shares for issuance under the provisions of the Director Plan. The Director Plan provides that each non-executive director will automatically be granted an option to purchase 25,000 shares upon joining the Board of Directors and 15,000 shares on each December 1 thereafter, provided such person has served as a director for the 12 months immediately prior to such December 1. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. There are presently 295,000 shares available for option under the Directors Plan. The Company anticipates terminating this plan during fiscal 2000.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten (10%) percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on the Company's review of the copies of such forms received by it during its fiscal year ended June 30, 1999, the Company believes that all filing requirements applicable to the Reporting Persons were complied with by its executive officers and directors during such period.
                  RELATIONSHIP WITH INDEPENDENT AUDITORS
KPMG Peat Marwick LLP has served as our independent auditor for each of the years in the three-year period ended June 30, 1999. In recent years, it has been the practice of the Board of Directors to annually review and select independent auditors of the Company. The Board of Directors intends to continue this practice and to make the selection of the independent auditors later in the year. The selection of the independent auditors has not therefore been made for the current fiscal year. Representatives of KPMG Peat Marwick LLP may be present at the meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions, if any, of our stockholders.

                           STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in our 2001 proxy statement may do so prior to September 12, 2000 by letter addressed to us in care of our corporate secretary. If we change the date of our 2001 annual meeting by more than 30 days from the date of our 2000 annual meeting, then stockholders must submit proposals a reasonable time before we begin to print and mail the proxy statement for our 2001 annual meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to 14a-4 (c)(1) governs our use of discretionary proxy voting authority with respect to a stockholder proposal which the stockholder has not sought to include in our proxy statement. The new amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at that meeting, without any discussion of the matter in the proxy statement. It also provides that if the date of the 2001 annual meeting has changed more than 30 days from the 2000 annual meeting and if the proponent of a proposal fails to notify us a reasonable time before we mail our proxy statement for the 2001 annual meeting, then the management proxies will have the same discretionary voting authority.

With respect to our 2001 annual meeting of stockholders, if we are not provided notice of a stockholder proposal which the stockholder has not previously sought to include in our proxy statement by November 26, 2001, or within a reasonable time before we mail our proxy statement if we change the date of our 2001 annual meeting by more than 30 days from the date of this year's meeting, the management proxies will be allowed to use their discretionary authority as outlined above.

                               OTHER MATTERS

As of the date of this proxy statement, we do not expect any matters other than these described in this proxy statement will be brought before the meeting. If any other business properly comes before the meeting, or any adjournment of the meeting, the proxy holders will vote in regard to the other business according to their discretion insofar as the proxies are not limited to the contrary.

You should rely on the information contained or incorporated by reference in this proxy statement to decide how to vote on the matters to be considered at the annual meeting. We have not authorized anyone to provide you with information that is different from or in addition to what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

 By Order Of The Board Of Directors



 Kenneth Berry
 President and Chief Executive Officer


January 21, 2000

                                 EXHIBIT A

                        SPENCER'S RESTAURANTS, INC.
                          1999 STOCK OPTION PLAN


1.        Purpose.

     This Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees of Spencer's Restaurants, Inc. ("Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors to remain in the employ of the Corporation and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Administrators pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("Code"), and options granted by the Administrators pursuant to Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options"). Options granted under the Plan ("Options") may be accompanied by stock appreciation rights ("Rights") as hereinafter set forth.

2.        Definitions.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (b) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Administrators in their discretion may determine.

     (c) "Parent Corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty (50%) percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (d) "Subsidiary Corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (e) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3.        Administration.

     The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or the Stock Option and Compensation Committee of the Board of Directors, or such other Committee of directors as the Board may establish or designate (each, the "Committee"). The Committee is to be composed of not less than two members, all of whom must be "non-employee directors" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under Section 16 of the Securities Exchange Act of 1934 as amended (the "Act"). Except as may otherwise be provided in the By-Laws or resolutions of the Board, a majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee. Those administering the Plan from time to time are referred to herein as the "Administrators."

     The Administrators shall have the authority in their discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to them under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine which Options (if any) shall be accompanied by Rights; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrators may delegate or to one or more agents such administrative duties as they may deem advisable, and the Administrators or any person to whom they have delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Administrators or such person may have under the Plan.

     The Board may from time to time appoint additional Administrators and substitute others. An Administrator shall be selected by the Board as chairman. The Administrators shall hold their meetings at such times and places as they shall deem advisable. All determinations of the Administrators shall be made by a majority of the Administrators either present in person or participating by conference telephone at any meeting or by written consent. The Administrators may appoint a secretary and make such rule and regulations for the conduct of their business as they shall deem advisable, and shall keep minutes of their meetings.

     No Administrator shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Right granted hereunder.

4.        Eligibility; Maximum Number

     Options may be granted to employees (including, without limitation, officers and directors who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option and any accompanying Rights, the Administrators shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Administrators shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

     An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5.        Stock

     The stock subject to Options and Rights hereunder shall be shares of the Corporation's Common Stock, par value of $.001 per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Rights may be granted from time to time under the Plan shall not exceed twenty-five million (25,000,000) shares of Common Stock. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(i) hereof.

     In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a Right, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options and Rights under the Plan.

6.        Incentive Stock Options.

     Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

     (a) VALUE OF SHARES. In the event that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Corporation and any Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year exceeds $100,000, Options granted in excess of such limit shall constitute Non-qualified Stock Options for all purposes.

     (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five
(5) years from the date of grant of such Incentive Stock Option.

7.        Non-qualified Stock Options.

     Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to Subsections (a),
(b), (d), (i), (j) and (k) of Section 8 hereof.

8.        Terms and Conditions of Options.

     Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

     (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

     (b) TYPE OF OPTION. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

     (c) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 8(i) hereof. The date on which the Administrators adopt a resolution expressly granting an Option shall be considered the day on which such Option is granted.

     (d) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Administrators, in their discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, in the event the Option Price is paid with monies borrowed from the Corporation, such fact shall be noted conspicuously on the certificate for such shares in accordance with applicable law.

     (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Administrators may determine, as reflected in the Option Agreement; provided, however, that the Administrators shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as they, in their sole discretion, deem appropriate. The exercise period shall be determined by the Administrators; provided, however that in the case of an Incentive Stock Option such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Administrators; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
100).

     (f)       TERMINATION.  Except as provided in this Section 8(f) and in
Section 8(g) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or subsidiary Corporation thereof (or a corporation or a Parent or subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 425 (a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option.
In the event that the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate because of embezzlement from the Corporation or conviction of a felony, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment.

     (g) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while employed by the Corporation or a Subsidiary Corporation, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one (1) year after the date of death, Disability or retirement of the Optionee.

     (h) NON-TRANSFERABILITY OF OPTIONS. Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.


     (i)       EFFECT OF CERTAIN CHANGES.

          (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits or reverse stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and Rights, the number of such shares covered by outstanding Options and Rights, and the price per share of such Options or the applicable market value of Rights, shall be proportionately adjusted by the Administrators to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

          (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Administrators may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger of consolidation; or the Administrators may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Administrators; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

          (3) If while unexercised Options remain outstanding under the Plan -

               (A) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

               (B) the "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities representing more than 30% of the combined voting power of the Corporation is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act, or

               (C) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof as a result of a solicitation of proxies other than by the Board of Directors, then from and after the date of the of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, (a) the Administrators shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof, and (b) the Administrators shall cancel all outstanding Options in exchange for a cash payment in an amount per share subject to any such Option equal to the amount that would be payable pursuant to Section 10(b) hereof upon exercise of a Right under those circumstances, subject to such terms and conditions as the Administrators may determine.

          (4) Paragraphs (2) and (3) of this Section 8(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrators may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Administrators, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

          (7)       Except as hereinbefore expressly provided in this
Section 8(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     (j) RIGHTS AS STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

     (k) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the granting of Rights, (ii) the imposition of restrictions upon the exercise of an Option, and (iii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Administrators shall deem advisable.

9.        Stock Appreciation Rights.

     (a) The Administrators shall have authority to grant Rights to the holder of any Option granted under the Plan (the "Related SAR Option") with respect to all or some of the shares of Stock covered by such Related SAR Option. A Right may be granted either at the time of the grant of the Related SAR Option or any time thereafter during its term (except as otherwise provided in Section 12 hereof). Each Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and, in the case of Rights granted in respect of Incentive Stock Options, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. Upon the exercise of a Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Options and Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the Right with respect to such Related SAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related SAR Option was exercised or terminated.

     (b) Upon the exercise of a Right, the holder thereof, subject to Paragraph (e) of this Section 9, shall be entitled at the holder's election to receive either -

          (i) that number of shares of Common Stock equal to the quotient computed by dividing the Spread (as defined in Paragraph (c) hereof) by the Fair Market Value per share of Common stock on the date of exercise of the Right; provided, however, that in lieu of fractional shares, the Corporation shall pay cash equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise of the Right, or

          (ii) an amount in cash equal to the Spread, or

          (iii) a combination of cash and a number of shares calculated as provided in clause (10 of this Paragraph (b) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

     (c) the term "Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per share of Common Stock on the date the Right is exercised over (B) the Option Price per share at which the Related SAR Option is exercisable, by (ii) the number of shares with respect to which such Right is exercised.

     (d) Notwithstanding the provisions of this Section 9, a Right granted to a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act may not be exercised until the expiration of six
(6) months from the date of grant of such Right unless, prior to the expiration of such six (6) month period, the holder of such Right ceases to be an employee of the Corporation or a division or subsidiary Corporation thereof by reason of such holder's death or disability.

     (e)       Notwithstanding the provisions in Paragraph (b) in this
Section 9, the Administrators shall have sole discretion to consent to or disapprove an election to receive cash in whole or in part ("Cash Election") upon the exercise of a Right. A Cash Election and related exercise may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Corporation and ending on the 12th business day following such date.

     (f) A Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted a Right.

     (g) A Right shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Right shall be exercisable only by such Optionee or by the Optionee's guardian or legal representative.

     (h) Each Right shall be granted on such terms and conditions not inconsistent with the Plan as the Administrators may determine.

     (i) To exercise a Right, the Optionee shall (i) give written notice thereof to the Administrators in form satisfactory to the Administrators specifying (A) the number of shares of Common Stock with respect to which the Right is being exercised and (B) the amount the Optionee elects to receive in cash and shares of Common Stock with respect to the exercise of the Right, and (ii) if requested by the Administrators, deliver the Option Agreement to the Administrators, who shall endorse thereon a notation of such exercise and return the Option Agreement to the Optionee. The date of exercise of a Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Paragraph (i).

     (j) The Corporation intends that this Section 9 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor (the "Rule") under the Act during the term of the Plan. Should any provision of this Section 9 not be necessary to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

10.  Agreement by Optionee Regarding Withholding Taxes.

     If the Administrators shall so require, as a condition of exercise, each Optionee shall agree that - -

     (a) no later than the date of exercise of any Option or Right granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Administrators regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option or Right, and

     (k) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or Right from any payment of any kind otherwise due to the Optionee.

11.  Term of Plan.

     Options and Rights may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

12.  Amendment and Termination of the Plan.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that to the extent required by Rule 16b-3 or Section 162 (m), such suspension, termination, modification and amendment shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option or Right previously granted, unless the written consent of the Optionee is obtained.

13.  Interpretation.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent practicable, with Section 162(m) of the Code, and all provisions of the Plan shall be construed in accordance with such design and intent.

14.  Approval of Stockholders.

     The Plan shall take effect upon its adoption by the Board of Directors but shall be subject to the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval must occur within twelve months after the date the Plan is adopted by the Board.


15.  Effect of Headings.

     The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

                                 EXHIBIT B

                        SPENCER'S RESTAURANTS, INC.
              1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


The purpose of the 1999 Non-Employee Directors' Stock Option Plan (the "Plan") is to promote the long-term success of Spencer's Restaurants, Inc. (the "Corporation") by creating a long-term mutuality of interest between the non-employee Directors and stockholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as Directors of the Corporation.

                                 SECTION 1

                              ADMINISTRATION

The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                 SECTION 2

                      SHARES AVAILABLE UNDER THE PLAN

The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 5,000,000 shares of the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                 SECTION 3

                          GRANT OF STOCK OPTIONS

On the third business day following the day of each annual meeting of the stockholders of the Corporation, each person who is then a member of the Board and who is not then an employee of the Corporation or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a "non-statutory stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 2,500 shares of Common Stock, subject to adjustment and substitution as set forth in Section 5. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted such an option (or the number of adjusted or substituted shares pursuant to Section 5), then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

                                 SECTION 4

                   TERMS AND CONDITIONS OF STOCK OPTIONS

     Stock options granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "Option Price") shall be one hundred (100%) percent of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

     (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the Option Price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determine as provided in Section 4(G), equal to the Option Price for the shares being purchased; except that (i) any portion of the Option Price representing a fraction of a share shall in any event be paid in cash; and (ii) no shares of the Common Stock which have been held for less than six (6) months may be delivered in payment of the Option Price of a stock option. Delivery of shares may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the Option Price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the Option Price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 2.

     (C) No stock option shall be exercisable during the first six (6) months of its term except in case of death as provided in Section 4(E) or in case of a Section 6 Event as provided in Section 6. Subject to the preceding sentence and subject to Section 4(E) which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten (10) years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

     (E) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

          (i) If a grantee ceases to be a Director of the Corporation for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within three (3) years after the date the grantee ceases to be a Director, whichever is the shorter period;

          (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three (3) months after the date of resignation or removal of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee during service as a Director of the Corporation, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one (1) year after the date of death of the grantee, whichever is the shorter period;

          (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause (ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

          (v) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause (iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods:
(i) until the expiration date of the stock option; or (ii) until one (1) year after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

A stock option held by a grantee who has ceased to be a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

     (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

     (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date,
(ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and
(iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

                                 SECTION 5

                   ADJUSTMENT AND SUBSTITUTION OF SHARES

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each share shall be exchangeable.

In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

No adjustment or substitution provided for in this Section 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

Except as provided in this Section 5, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                 SECTION 6

                    ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A)  Definitions.

     For purposes of this Section 6, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the selection of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

     (6) "Section 6 Event" shall mean the date upon which any of the following events occurs:

          (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

          (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

          (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to
Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 6 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B)  Acceleration of the Exercise Date of Stock Options

     Notwithstanding any other provision contained in the Plan, in case any "Section 6 Event" occurs all outstanding stock options (other than those held by a person referred to in the provision to Section 6(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

                                 SECTION 7

     EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND STOCKHOLDERS

Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the stockholders of the Corporation or the Board of Directors to elect and remove Directors.

                                 SECTION 8

                         AMENDMENT AND TERMINATION

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board, provided always that no such termination shall terminate any outstanding stock options granted under the Plan, and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock options, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or
(iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                        Spencer's Restaurants, Inc.
                             106 Federal Road
                             Danbury, CT 06810
                              (203) 798-1390

                             January 21, 2000

                    2000 ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2000 annual meeting of Stockholders of Spencer's Restaurants, Inc. to be held at 1:00 p.m., local time on February 9, 2000, at the Hartford Marriott Hotel/Farmington, 15 Farm Springs Road, Farmington, Connecticut. A notice of the meeting, a proxy statement and a proxy card accompany this letter.

At the meeting, you will be asked to consider and vote upon the election of our directors and to approve the 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan.

Your Board of Directors recommends that you vote FOR the election of the nominees for director and FOR the approval of the 1999 Stock Option Plan and the 1999 Non-Employee Directors Stock Option Plan.

Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If you attend the meeting, you my vote in person even if you have previously returned your proxy card. Your prompt cooperation is appreciated.

                                       Sincerely yours,




                                       Kenneth Berry
                                       President, Chief Executive Officer
                                       and Director

                        SPENCER'S RESTAURANTS, INC.

                           Danbury, Connecticut

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 9, 2000

The undersigned hereby appoints as proxies, Kenneth Berry and Stephan A. Stein, or either of them, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all shares of capital stock of Spencer's Restaurants, Inc. (the "Company") held of record by the undersigned on December 15, 1999 at the Annual Meeting of Stockholders to be held on February 9, 2000 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

1.   Election of Directors.

     / / FOR ALL NOMINEES       / / WITHHOLD    / / FOR ALL EXCEPT

NOMINEES:  Kenneth Berry, Nicolo Ottomanelli, Stephan A. Stein

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

2.   To approve the Spencer's Restaurants, Inc. 1999 Stock Option Plan.

     / / FOR     / / AGAINST      / / ABSTAIN

3. To approve the Spencer's Restaurants, Inc. 1999 Non-Employee Directors Stock Option Plan.

     / / FOR     / / AGAINST      / / ABSTAIN

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

                              Date:  _____________________, 2000

                              __________________________________
                                   Stockholder sign here

                              __________________________________
                                   Co-owner sign here

                              Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.